UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 18, 2014

Paramount Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 1801 New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

Item 3.02 Unregistered Sales of Equity Securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01 Other Events.

Material Agreements

On November 24, 2014, Paramount Group, Inc. (the “Company”) completed the issuance and sale of 150,650,000 shares of its common stock, par value $0.01 per share (the “Shares”), pursuant to its initial public offering (the “IPO”), at a price to the public of $17.50 per share, including 19,650,000 Shares sold pursuant to the exercise in full of the underwriters’ over-allotment option. The Shares were offered pursuant to a Registration Statement on Form S-11 (Registration No. 333-198392) (the “Registration Statement”), initially publicly filed on August 27, 2014 by the Company with the United States Securities and Exchange Commission (the “Commission”), and which, as amended, was declared effective by the Commission on November 18, 2014. The prospectus (the “Prospectus”) for the IPO was filed with the Commission on November 20, 2014 pursuant to Rule 424(b)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the IPO and related formation transactions, the Company entered into the following material agreements, forms of which were previously filed as exhibits to the Registration Statement:

Revolving Credit Facility

On November 24, 2014, in connection with the IPO, the Company entered into a senior unsecured revolving credit facility (the “Credit Facility”) in the maximum aggregate original principal amount of up to $1.0 billion.

Additional information regarding the Credit Facility is included in the Prospectus under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Indebtedness to be Outstanding After this Offering — Revolving Credit Facility,” and such information is incorporated by reference in this Current Report on Form 8-K. The foregoing summary of the Credit Facility and the information in the Prospectus is not complete and is qualified in its entirety by reference to the Credit Facility agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.

Amended and Restated Agreement of Limited Partnership

On November 21, 2014, the Company, as the sole general partner of Paramount Group Operating Partnership LP, the Company’s operating partnership (the “Operating Partnership”), entered into the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Amended and Restated Agreement of Limited Partnership”).

Additional information regarding the Amended and Restated Agreement of Limited Partnership is included in the Prospectus under the caption “Description of the Partnership Agreement of Paramount Group Operating Partnership LP,” and such information is incorporated by reference in this Current Report on Form 8-K. The foregoing summary of the Amended and Restated Agreement of Limited Partnership and the information in the Prospectus is not complete and is qualified in its entirety by reference to the Amended and Restated Agreement of Limited Partnership attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference in this Current Report on Form 8-K.

Formation Transactions Agreements

On November 24, 2014, in connection with the completion of the formation transactions the Company entered into the following agreements:

•	Agreement and Plan of Merger by and among Arcade Rental Investments LLC, Paramount Group, Inc. and the stockholder of Arcade Rental Investments LLC, dated as of November 24, 2014 (the “Arcade Agreement”);

•	Agreement and Plan of Merger by and among Arcade Rental Investments 2 LLC, Paramount Group, Inc. and the stockholder of Arcade Rental Investments 2 LLC, dated as of November 24, 2014 (the “Arcade 2 Agreement”); and

•	Agreement and Plan of Merger by and among Marathon Rental Investments LLC, Paramount Group, Inc. and the stockholder of Marathon Rental Investments LLC, dated as of November 24, 2014 (the “Marathon Agreement”).

Additional information regarding the formation transactions is included in the Prospectus under the caption “Structure and Formation of Our Company,” and such information is incorporated by reference in this Current Report on Form 8-K. The Arcade Agreement, the Arcade 2 Agreement and the Marathon Agreement are attached to this Current Report on Form 8-K as Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and incorporated by reference in this Current Report on Form 8-K.

Ownership Limit Waiver

On November 18, 2014, in connection with the formation transactions of the Company and the private placements by the Company, the Company granted waivers from the ownership limit contained in the Company’s charter to the lineal descendants of Professor Dr. h.c. Werner Otto, their spouses and controlled entities to own up to 22.0% of the Company’s outstanding common stock in the aggregate (which can be automatically increased to an amount greater than 22.0% to the extent that their aggregate ownership exceeds such percentage solely as a result of a repurchase by the Company of its common stock).

Information regarding the ownership limit waiver is disclosed in the Prospectus under the caption “Certain Relationships and Related Transactions — Ownership Limit Waivers” and is incorporated by reference in this Current Report on Form 8-K. The foregoing summary of the ownership limit waiver and the information in the Prospectus is not complete and is qualified in its entirety by reference to the ownership limit waiver, a copy of which are attached to this Current Report on Form 8-K as Exhibit 10.6 and incorporated by reference in this Current Report on Form 8-K.

Unregistered Sales of Common Stock

In connection with the formation transactions of the Company and private placements by the Company, consummated substantially concurrently with the closing of the IPO on November 24, 2014, the Company issued 64,597,971 shares of its common stock, including 3,388,322 shares that were re-acquired by the Company or its wholly owned subsidiaries in the formation transactions. The shares of common stock issued in the formation transactions and the private placements were issued in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act, as amended, as a transaction not involving a public offering. Additional information regarding the formation transactions and the private placements is included in the Prospectus under the caption “Structure and Formation of Our Company,” and such information is incorporated by reference in this Current Report on Form 8-K.

Increase in Board Size and Election of Directors

Effective November 19, 2014, the board of directors of the Company (the “Board”) increased the size of the Board from two to seven members and appointed each of Dan Emmett, Lizanne Galbreath, Peter Linneman, David O’Connor and Katharina Otto-Bernstein to the Board.

Additional information regarding each of [Dan Emmett, Lizanne Galbreath, Peter Linneman, David O’Connor and Katharina Otto-Bernstein] and their Board committee assignments is included in the Prospectus under the caption “Management — Our Directors, Director Nominees and Executive Officers” and “Management — Board Committees,” respectively, and such information is incorporated by reference in this Current Report on Form 8-K.

Appointment of Principal Accounting Officer

Effective November 19, 2014, the Company appointed Wilbur Paes to serve as the Company’s principal accounting officer. Mr. Paes will also continue serving the Company as Chief Accounting Officer. Mr. Paes succeeded David Spence in his role as the Company’s principal accounting officer. Mr. Spence will continue serving the Company in his current role as Chief Financial Officer.

Employment Agreements

On November 18, 2014, the Company entered into employment agreements with each of Albert Behler, the Company’s Chairman, Chief Executive Officer and President, David Spence, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, and Jolanta Bott, the Company’s Executive Vice President, Operations and Human Resources. Each of the employment agreements became effective as of November 24, 2014.

Information regarding the employment agreements with Messrs. Behler and Spence and Ms. Bott is disclosed in the Prospectus under the caption “Executive and Director Compensation — Executive Compensation — Employment Agreements” and is incorporated by reference in this Current Report on Form 8-K. The foregoing summary of the employment agreements and the information in the Prospectus is not complete and is qualified in its entirety by reference to the employment agreements of Messrs. Behler and Spence and Ms. Bott, a copy of which are attached to this Current Report on Form 8-K as Exhibit 10.7, Exhibit 10.8 and Exhibit 10.9, respectively, and incorporated by reference in this Current Report on Form 8-K.

Executive Severance Plan

Effective November 24, 2014, the Company adopted the Company’s Executive Severance Plan.

Information regarding the Executive Severance Plan is disclosed in the Prospectus under the caption “Executive and Director Compensation — Executive Compensation — Executive Severance Plan” and is incorporated by reference in this Current Report on Form 8-K. The summary of the Executive Severance Plan in the Prospectus is not complete and is qualified in its entirety by reference to the Executive Severance Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.10 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	Credit Agreement among Paramount Group Operating Partnership LP, as the Borrower, and Paramount Group, Inc. and certain subsidiaries of Paramount Group, Inc. from time to time party thereto, as Guarantors, Bank of America, N.A., as Administrative Agent and Swing Line Lender, Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, as Co-Syndication Agents, U.S. Bank National Association, as Documentation Agent, Bank of America, N.A., Morgan Stanley Bank, N.A., and Wells Fargo Bank, National Association, as L/C Issuers, and the lenders from time to time party thereto, Bank of America Merrill Lynch, Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC, as Joint Lead Arrangers And Joint Bookrunners, dated as of November 24, 2014.

10.2	Amended and Restated Limited Partnership Agreement of Paramount Group Operating Partnership LP, dated as of November 21, 2014.

10.3	Agreement and Plan of Merger by and among Arcade Rental Investments LLC, Paramount Group, Inc. and the stockholder of Arcade Rental Investments LLC, dated as of November 24, 2014.

10.4	Agreement and Plan of Merger by and among Arcade Rental Investments 2 LLC, Paramount Group, Inc. and the stockholder of Arcade Rental Investments 2 LLC, dated as of November 24, 2014.

10.5	Agreement and Plan of Merger by and among Marathon Rental Investments LLC, Paramount Group, Inc. and the stockholder of Marathon Rental Investments LLC, dated as of November 24, 2014.

10.6	Waiver of Ownership Limits granted to The Otto Family by Paramount Group, Inc., dated as of November 18, 2014.

10.7	Employment Agreement among Paramount Group Operating Partnership LP, Paramount Group, Inc. and Albert Behler, dated as of November 18, 2014.

10.8	Employment Agreement among Paramount Group Operating Partnership LP, Paramount Group, Inc. and David Spence, dated as of November 18, 2014.

10.9	Employment Agreement among Paramount Group Operating Partnership LP, Paramount Group, Inc. and Jolanta Bott, dated as of November 18, 2014.

10.10	Paramount Group, Inc. Executive Severance Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

By:	/s/ Albert Behler
Name:	Albert Behler
Title:	Chairman, Chief Executive Officer and President

Date: November 24, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Credit Agreement among Paramount Group Operating Partnership LP, as the Borrower, and Paramount Group, Inc. and certain subsidiaries of Paramount Group, Inc. from time to time party thereto, as Guarantors, Bank of America, N.A., as Administrative Agent and Swing Line Lender, Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, as Co-Syndication Agents, U.S. Bank National Association, as Documentation Agent, Bank of America, N.A., Morgan Stanley Bank, N.A., and Wells Fargo Bank, National Association, as L/C Issuers, and the lenders from time to time party thereto, Bank of America Merrill Lynch, Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC, as Joint Lead Arrangers And Joint Bookrunners, dated as of November 24, 2014.

10.2	Amended and Restated Limited Partnership Agreement of Paramount Group Operating Partnership LP, dated as of November 21, 2014.

10.3	Agreement and Plan of Merger by and among Arcade Rental Investments LLC, Paramount Group, Inc. and the stockholder of Arcade Rental Investments LLC, dated as of November 24, 2014.

10.4	Agreement and Plan of Merger by and among Arcade Rental Investments 2 LLC, Paramount Group, Inc. and the stockholder of Arcade Rental Investments 2 LLC, dated as of November 24, 2014.

10.5	Agreement and Plan of Merger by and among Marathon Rental Investments LLC, Paramount Group, Inc. and the stockholder of Marathon Rental Investments LLC, dated as of November 24, 2014.

10.6	Waiver of Ownership Limits granted to The Otto Family by Paramount Group, Inc., dated as of November 18, 2014.

10.7	Employment Agreement among Paramount Group Operating Partnership LP, Paramount Group, Inc. and Albert Behler, dated as of November 18, 2014.

10.8	Employment Agreement among Paramount Group Operating Partnership LP, Paramount Group, Inc. and David Spence, dated as of November 18, 2014.

10.9	Employment Agreement among Paramount Group Operating Partnership LP, Paramount Group, Inc. and Jolanta Bott, dated as of November 18, 2014.

10.10	Paramount Group, Inc. Executive Severance Plan.